                                                                                                                       Exhibit 10.23
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                                                  CAIS INTERNET SERVICE AGREEMENT
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
                                                                                ----------------------------------------------------
[_]     Dial-up Services                                                                        PHYSICAL LOCATION
                                                                                ----------------------------------------------------
        [_]     CAIS Classic (ISDN)                                             COMPANY
        [_]     CAIS Classic Dial-Up                                            Hongkong Telecom at PAIX
        [_]     Dave's Deal SLIP/PPP                                            ----------------------------------------------------
        [_]     Mail Boxes                                                      NAME
        [_]     Software Package                                                Adrian Watt
                                                                                ----------------------------------------------------
[_]     Web Services                                                            ADDRESS
                                                                                29/F, HongKong Telecom Tower
        [_]     Dedicated Servers (10 megs)                                     ----------------------------------------------------
        [_]     Virtual Web Page Hosting (25 megs)                              ADDRESS                 COUNTY
        [_]     Corporate Virtual Web Page Hosting (10 megs)                    Quarry Bay,             Hong Kong
        [_]     Business Web Page Hosting (10 megs)                             ----------------------------------------------------
        [_]     Personal Web Hosting (No CGI)                                   CITY                    STATE ZIP CODE
                                                                                ----------------------------------------------------
[X]     Dedicated Services
                                                                                ----------------------------------------------------
        [_]     Standard        [X]     Managed                                 AREA CODE PHONE NUMBER
                                                                                852-2888-1912
                        [_]  10 Meg                                             ----------------------------------------------------
                        [_]  Point to Point                                                     CREDIT INFORMATION
                        [_]  Frame Relay                                        ----------------------------------------------------
                        [_]  ISDN                                               NAME AS IT APPEARS ON CARD           EXPIRATION DATE
                        [_]  56K Frame Relay
                        [_]  28.8/33.6kbs                                       ----------------------------------------------------
                                                                                INDUSTRY
[X]     Other           Multiple T3s
             -----------------------------------                                ----------------------------------------------------
                                                                                BANK NAME     ACCT NUMBER     AREA CODE/PHONE NUMBER
--------------------------------------------------------
                SALES REPRESENTATIVE                                            ----------------------------------------------------
--------------------------------------------------------                        TRADE REF     ACCT NUMBER     AREA CODE/PHONE NUMBER
AGENT SIGNATURE
                                                                                ----------------------------------------------------
--------------------------------------------------------                        TRADE REF     ACCT NUMBER     AREA CODE/PHONE NUMBER
AGENT ID#
                                                                                ----------------------------------------------------
--------------------------------------------------------                        FED TAX ID#   SS#
FOR CAIS INTERNAL USE ONLY
                                                                                ----------------------------------------------------
--------------------------------------------------------                        PRINCIPAL OR CORPORATE OFFICER OF BUSINESS AND TITLE

--------------------------------------------------------                        ----------------------------------------------------
                                                                                MC or VISA ACCOUNT #
                                                                                (RESIDENTIAL ONLY)
                                                                                ----------------------------------------------------
                                                                                                BILLING INFORMATION
                        CAIS                                                    ----------------------------------------------------
                      INTERNET                                                  COMPANY
                                                                                Hongkong Telecom
        6861 Elm Street, McLean, Virginia 22101                                 ----------------------------------------------------
          (703) 448-4470  Fax (703) 790-8805                                    NAME
                http://www.cais.net                                             Adrian Watt
                                                                                ----------------------------------------------------
                                                                                ADDRESS
                                                                                29/F, HongKong Telecom Tower
                                                                                ----------------------------------------------------
                                                                                ADDRESS                 COUNTY
                                                                                Quarry Bay,             Hong Kong
                                                                                ----------------------------------------------------
                                                                                CITY                    STATE ZIP CODE
                                                                                ----------------------------------------------------

                                                                                ----------------------------------------------------
                                                                                AREA CODE PHONE NUMBER

                                                                                ----------------------------------------------------
                                                                                Please refer to Terms and Conditions of the CAIS
                                                                                Internet Service Agreement for billing information.

                                                                                Authorized Signature    /s/ Adrian Watt
                                                                                                    --------------------------------
                                                                                Print Name              Adrian Watt
                                                                                ----------------------------------------------------
                                                                                Title   Manager Internet Service Development
                                                                                ----------------------------------------------------
                                                                                Date    24/10/97
                                                                                ----------------------------------------------------
                                                                                                SPECIAL REMARKS
                                                                                ----------------------------------------------------

                                                                                ----------------------------------------------------

                                                                                ----------------------------------------------------

                                                                                ----------------------------------------------------

              CAIS INTERNET SERVICE STANDARD TERMS AND CONDITIONS

Access to the CAIS, Inc. network is provided subject to the following terms and conditions:

1. CAIS, Inc. (CAIS) exercises no control over the content of the information passing through it.

2. CAIS makes no warranties of any kind, whether expressed or implied, for the service it is providing. CAIS also disclaims any warranty of merchantability or fitness for a particular purpose. CAIS will not be responsible for any damages Customer suffers. This includes loss of data resulting from delays, nondeliveries, misdeliveries or service interruptions caused by Customer or CAIS' negligence, errors or omissions, or due to inadvertent release or disclosure of information sent by Customer.

3. CAIS' service may only be used for lawful purposes. Unauthorized transmission or storage of any information, data, or material in violation of any Federal or state law or regulation is prohibited. This includes, but is not limited to: copyrighted material, material that is obscene or material protected by trade secret. Customer agrees to indemnify and hold harmless CAIS from any claims (including CAIS' attorneys fees) resulting from Customer's use of the service which damages Customer or another party or parties.

4. Access to CAIS' service is subject to compliance with CAIS' Acceptable Use Policies. Any access to other networks connected to CAIS' network must comply with the rules for that other network.

5. Payment is due upon receipt of invoice. Accounts are in default if payment is not received within 15 days after date of invoice. If Customer payment is returned to CAIS unpaid, Customer is immediately in default and subject to a returned check charge of $25 from CAIS. Accounts unpaid 30 days after date of invoice may have their service interrupted. Such interruption does not relieve Customer from the obligation to pay the monthly account charge. Only a written request to terminate Customer's service relieves Customer of Customer's obligation to pay subsequent monthly account charges subject to notice requirements contained in the applicable Schedule(s). Accounts in default are subject to an interest charge of 1.5% per month or Customer's state's legal maximum allowable rate, whichever is less. If Customer defaults, Customer agrees to pay CAIS its reasonable expenses, including attorney and collecting agency fees, incurred in enforcing its rights under these terms and conditions. An act of default accelerates payments to be due immediately, as credit is no longer being extended.

6. The initial term of the agreement, the terms under which this agreement may be extended or canceled, and the nonrecurring and recurring fees for the services provided under this Agreement are contained in the applicable Schedule(s). CAIS reserves the right to change the rates and otherwise modify these terms and conditions by notifying Customer 60 days in advance of the effective date of the change. All telephone company fees represent a pass through of telephone company charges and are subject to change without notice.

These terms and conditions supersede all previous representations, understandings or agreements and shall prevail notwithstanding any variance with terms and conditions of any order submitted.

Termination/Cancellation

If service is cancelled by Customer prior to the completion of the Initial Term, Customer shall remain obligated to pay CAIS Monthly Recurring fees (i) through the completion of the Initial Term, (ii) through the effective termination date requested by Customer, or (ii) through the completion of the 60 day period following CAIS' receipt of written notice from Customer or Customer's intent to terminate the agreement, whichever is later. Customer, further, shall be responsible for all Telephone Company fees (i) through the effective termination date requested by Customer, or (ii) through the completion of the 60 day period following CAIS' receipt of written notice from Customer or Customer's intent to terminate the agreement, whichever is later.

Following completion of the Initial Term, this agreement will continue in effect on a month-to-month basis until such time as either party provides the other party with advance written notice of its intent to terminate the agreement, such notice to be provided at least 60 days prior to the effective termination date, and Customer to be responsible for all CAIS and Telephone Company fees through the effective termination date requested by Customer, or (ii) through the completion of the 60 day period following CAIS' receipt of written notice from Customer or Customer's intent to terminate the agreement, whichever is later.


Accepted by:

CAIS, Inc.                      Hongkong Telecom*
                                --------------------------
                                Company Name

                                /s/ [Initials not legible]
------------------------        --------------------------
Initial                         Initial

DATE: TUESDAY, OCTOBER 21, 1997         SCHEDULE NO. 1
------------------------------------------------------------------------------

1. Services
   a) CAIS Dedicated Point to Point Connection T3 (DS3) Connection and circuit. CAIS will provide domain and sameserver support, Usenet newsfeed, mail fallback spooling, and Class C Addresses as required.
   b) Sprint Dedicated Point to Point Connection T3 (DS3) Connection and circuit. OR Fractional T3 (DS3)
   c) UUNET Dedicated Point to Point Connection T3 (DS3) Connection and circuit. OR Fractional T3 (DS3)
      NOTE: CAIS will honor the fractional level of service selected by Hongkong Telecom for each of the 3 transit providers based on the pricing from pages 5 (Sprint pricing) or page 6 (UUNET pricing) subject to change if these vendors change their pricing.

2. Term:
   Initial Term: Annual, beginning the date of first Internet packets arriving to your account.

        __________                  DS3 45Mbs               $22,000

        __________     DS3 Fractional Service
        __________                  DS3  3Mbs               $ 3,500
        __________                  DS3  6Mbs               $ 4,900
        __________                  DS3  9Mbs               $ 6,300
        __________                  DS3 12Mbs               $ 7,700
        __________                  DS3 15Mbs               $ 9,100
        __________                  DS3 18Mbs               $10,500
        ____X_____                  DS3 21Mbs               $11,900
        __________                  DS3 24Mbs               $14,000
        __________                  DS3 27Mbs               $16,100
        __________                  DS3 30Mbs               $18,200
        __________                  DS3 33Mbs               $20,300
        __________                  DS3 36Mbs               $23,800
        __________                  DS3 39Mbs               $27,300
        __________                  DS3 42Mbs               $30,800
        __________                  DS3 45Mbs               $34,300

3. Non-Recurring Fees:

   __________CAIS One Time Setup:                $15,000


4. Invoicing:
   Service is invoiced monthly in advance


                                Please Initial:


                                                [Initials not legible]
                ----------------                --------------
                   CAIS, Inc.                      CUSTOMER

HONGKONG TELECOM                                     PORT FEE              MONTHLY
PAIX SERVICES MANAGED BY CAIS                    OR BUILD OUT FEE           COST
CAIS Fractional T3 Internet Transit at 21 Mbs         Waived              $11,900.00
T3 Circuit to CAIS POP                              $ 5,400.00            $ 3,650.00

UUNET T3 Internet Transit (burstable)               $ 6,000.00            $28,000.00

T3 Cross Connect at PAIX (Coax)                      Paid for             See Note #2
                                                    by hkt.net             Paid for
                                                                          by hkt.net
                                                                          See Note #3

Sprint T3 Internet Transit (One Year Term)          $ 6,000.00            $21,570.00
T3 Circuit to Sprint POP                            $ 5,400.00            $ 3,250.00

CAIS Administration Fee                                                   $ 2,500.00

Total                                               $22,800.00            $75,249.00

Note 1: Does not include equipment or T3 Circuit across the Pacific. This is paid for directly by Hongkong Telecom.

Note 2: UUNET's flat rate T3 at $28,000 per months runs for the first 8 months only. After the 8th month, the rate changes to the Standard Rate for UUNET Burstable T3 service and could be up to $55,000 per month depending on usage.

Note 3: Cross Connect to UUNET at PAIX is paid for directly by Hongkong Telecom.

Note 4: Circuits
The installation date for the physical circuits (for connecting to CAIS POP and Sprint POP respectively) is scheduled for December 5, 1997. CAIS will use its best effort to delay the circuit to Sprint POP if Hongkong Telecom's T3 circuit across the Pacific is delayed beyond December 5. However, Hongkong Telecom agrees to begin payment of those circuits as soon as they are installed and tested, regardless of whether or not the Hongkong Telecom circuit across the Pacific is available.

Note 5: Transit Services
In the event that the availability of the Hongkong Telecom T3 Circuit across the Pacific is delayed beyond December 5, 1997, CAIS will use its best efforts on behalf of Hongkong Telecom to delay the Internet Transit billing from UUNET and Sprint respectively. In the event however, UUNET and/or Sprint refuse to extend the billing commencement dates and begin to charge for their transit services, Hongkong Telecom's payment obligation to CAIS shall begin at such time(s).

Note 6: Hongkong Telecom shall pay for
required hardware/equipment within their space at the PAIX.


Note 7: All rates in the shaded areas are "Straight Pass Through" and Hongkong Telecom agrees that should these rates change or taxes be imposed on such services, the revised rates and taxes will apply and be payable by Hongkong Telecom to CAIS.

CAIS reserves the right to enter into a multi-year contract for either or both of the circuits. CAIS will pass through to Hongkong Telecom any savings resulting from such multi-year commitments if Hongkong Telecom commits to a multi-year contract with CAIS of equal term.

Note 8: CAIS Requires all "Port Fees"
or "Build Out Fees" to be paid in advance.

Hongkong Telecom will be Invoiced one month in advance with payment due no later than 10 days following the date of the invoice. This payment schedule is absolutely critical to maintain good working relationship with all the vendors involved in the Hongkong Telecom Palo Alto IX Project.

/s/ [Initials not legible]
__________________________
Customer Initials

__________________________
CAIS Initials